UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2024

1606 Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-56467	86-1497346
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

2425 E. Camelback Rd Suite 150

Phoenix, AZ 85016

(Address of principal executive offices, including zip code)

(602) 481-1544

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01 Changes in Control of Registrant.

On June 14, 2024, Gregory Lambrecht, the former Chief Executive Officer of 1606 Corp., a Nevada corporation (the “Company”), gifted 60 shares of the Company’s Series B Preferred Stock to Austen Lambrecht, the Company’s current Chief Executive Officer and the son of Gregory Lambrecht. As a result of the gift, Austen Lambrecht, through his ownership of 90 shares of Series B Preferred Stock (which constitute all of the outstanding shares of Series B Preferred Stock), has voting control of the Company.

The basis for the voting control is as follows:

If at least one share of Series B Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series B Preferred Stock at any given time, regardless of their number, shall have voting rights equal to 10 times the sum of: i) the total number of shares of Common Stock which are issued and outstanding at the time of voting, plus ii) the total number of votes of all other series of Preferred Stocks which are issued and outstanding at the time of voting.

Each individual share of Series B Preferred Stock shall have the voting rights equal to:

[ten times the sum of: {all shares of Common Stock issued and outstanding at the time of voting + the total number of votes of all other series of Preferred Stocks which are issued and outstanding at the time of voting}]

Divided by:

[the number of shares of Series B Preferred Stock issued and outstanding at the time of voting]

With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of Series B Preferred Stock shall vote together with the holders of Common Stock without regard to class, except as to those matters on which separate class voting is required by applicable law or the Articles of Incorporation or Bylaws.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1606 Corp.

Date: June 20, 2024	By:	/s/ Austen Lambrecht
Austen Lambrecht, Chief Executive Officer

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